FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 25, 2003


                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1999-1
             (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York        10167
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on August 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 24, 1999, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and The First National Bank of Chicago, as Trustee.




Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.43)          August 25, 2003 - Information on Distribution to
                                          Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments Inc.
                                                   (Registrant)






Date:  September 9, 2003           By:   /s/ Joseph T. Jurkowski Jr.
                                         Joseph T. Jurkowski Jr.
                                         Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.


                                    FORM 8-K


                                 CURRENT REPORT


Exhibit Index


Exhibit No.              Description


   (28.43)               August 25, 2003 - Information on Distribution to
                                        Certificateholders

EXHIBIT 28.43



            August 25, 2003 - INFORMATION ON DISTRIBUTION
                              TO CERTIFICATEHOLDERS



                   Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1999-1




         Principal Amt.
          Outstanding                                                                      Current         Ending         Cumulative
 Cert.     Prior to       Interest      Interest         Principal             Total       Realized      Certificate        Realized
 Class   Distribution       Rate      Distribution      Distribution       Distribution      Loss          Balance           Losses
-----------------------------------------------------------------------------------------------------------------------------------
A      $42,728,119.22     6.51904%  $214,675.15     $10,185,311.26      $10,399,986.41      $0.00      32,542,807.96           0.00
R-1              0.00     6.55871%         0.00               0.00                0.00       0.00               0.00           0.00
B-1      1,907,320.46     6.51904%     9,582.78              29.33            9,612.11       0.00       1,907,291.13           0.00
B-2        953,660.23     6.51904%     4,791.39              14.67            4,806.06       0.00         953,645.56           0.00
B-3        953,660.23     6.51904%     4,791.39              14.67            4,806.06       0.00         953,645.56           0.00
B-4        953,660.23     6.51904%     4,791.39              14.67            4,806.06       0.00         953,645.56           0.00
B-5        476,830.12     6.51904%     2,395.70               7.33            2,403.03       0.00         476,822.78           0.00
B-6        478,488.52     6.51904%     2,404.03               7.36            2,411.39       0.00         478,481.17           0.00
2-A     14,064,593.00     9.34667%   108,758.99         662,605.05          771,364.04       0.00      13,401,987.95           0.00
R-II             0.00     9.18665%         0.00               0.00                0.00       0.00               0.00           0.00
2B1      1,250,766.82     9.34667%     9,671.96          35,102.51           44,774.47       0.00       1,215,664.31           0.00
2B2        786,258.62     9.34667%     6,080.00          22,066.18           28,146.18       0.00         764,192.44           0.00
2B3        500,320.81     9.34667%     3,868.89          14,041.40           17,910.29       0.00         486,279.41           0.00
2B4        393,094.13     9.34667%     3,039.73          11,032.10           14,071.83       0.00         382,062.03           0.00
2B5        285,937.81     9.34667%     2,211.11           8,024.78           10,235.89       0.00         277,913.03           0.00
2B6        228,391.25     9.34667%     1,766.11           6,409.75            8,175.86     199.32         221,782.18     160,704.62
R-III            0.00     6.55871%         0.00               0.00                0.00       0.00               0.00           0.00

   --------------------             -----------------------------------------------------------------------------------------------
Total  $65,961,101.45               $378,828.62     $10,944,681.06      $11,323,509.68    $199.32     $55,016,221.07    $160,704.62



CERTIFICATE ACCOUNT

Beginning Balance                                                                                  0.00

Deposits
                     Payment of Interest and Principal                                    11,343,177.87
                     Liquidations, Insurance Proceeds, Reserve Funds                               0.00
                     Proceeds from Repurchased Loans                                               0.00
                     Other Amounts (Service Advances)                                         43,275.26
                     Realized Losses                                                            (199.32)
                     Prepayment Penalties                                                          0.00
                                                                                       -----------------
Total Deposits                                                                            11,386,253.81

Withdrawals
                     Reimbursement for Service Advances                                       46,619.41
                     Payment of Service Fee                                                   16,124.72
                     Payment of Interest and Principal                                    11,323,509.68
                                                                                       -----------------
Total Withdrawals (Pool Distribution Amount)                                              11,386,253.81

Ending Balance                                                                                     0.00
                                                                                       =================


PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                                                    0.00
Servicing Fee Support                                                                              0.00
                                                                                       -----------------
Non-Supported Prepayment/Curtailment Interest Shortfall                                       20,765.78
                                                                                       -----------------

SERVICING FEES

Gross Servicing Fee                                                                           14,611.28
External Master Servicing Fee                                                                    397.12
Master Servicing Fee                                                                           1,116.32
Special Servicing Fee                                                                              0.00
Supported Prepayment/Curtailment Interest Shortfall                                                0.00
                                                                                       -----------------
Net Servicing Fee                                                                             16,124.72



                              DELINQUENT                                       BANKRUPTCY
------------------------------------------------------  -----------------------------------------------
------------------------------------------------------  -----------------------------------------------
                   No of Loans           Prin Balance                  No of Loans        Prin Balance

                                                        0-29 Days           3               109,492.19
30 Days                 38               1,515,233.76   30 Days             1                20,059.47
60 Days                 11                 413,180.21   60 Days             0                     0.00
90 Days                 3                   92,337.76   90 Days             1                 8,571.50
120 Days                0                        0.00   120 Days            0                     0.00
150 Days                1                   18,028.53   150 Days            0                     0.00
180+ Days               2                  291,899.38   180+ Days          10               661,354.40
                --------------------------------------               ----------------------------------
                --------------------------------------               ----------------------------------
                        55               2,330,679.64                      15               799,477.56

                                                        0-29 Days          0.824176%         0.198502%
30 Days                 10.439560%          2.747019%   30 Days            0.274725%         0.036366%
60 Days                  3.021978%          0.749068%   60 Days            0.000000%         0.000000%
90 Days                  0.824176%          0.167402%   90 Days            0.274725%         0.015540%
120 Days                 0.000000%          0.000000%   120 Days           0.000000%         0.000000%
150 Days                 0.274725%          0.032685%   150 Days           0.000000%         0.000000%
180+ Days                0.549451%          0.529194%   180+ Days          2.747253%         1.198992%
                --------------------------------------               ----------------------------------
                --------------------------------------               ----------------------------------
                        15.109890%          4.225368%                      4.120879%         1.449400%



                              FORECLOSURE                                            REO
------------------------------------------------------  -----------------------------------------------
------------------------------------------------------  -----------------------------------------------
                   No of Loans           Prin Balance                  No of Loans        Prin Balance
0-29 Days               1                   48,245.61   0-29 Days           0                     0.00
30 Days                 0                        0.00   30 Days             0                     0.00
60 Days                 0                        0.00   60 Days             0                     0.00
90 Days                 1                   20,983.02   90 Days             0                     0.00
120 Days                1                    6,357.47   120 Days            0                     0.00
150 Days                0                        0.00   150 Days            0                     0.00
180+ Days               15                 500,126.33   180+ Days           0                     0.00
                --------------------------------------               ----------------------------------
                --------------------------------------               ----------------------------------
                        18                 575,712.43                       0                     0.00

0-29 Days           0.274725%               0.087466%   0-29 Days       0.000000%            0.000000%
30 Days             0.000000%               0.000000%   30 Days         0.000000%            0.000000%
60 Days             0.000000%               0.000000%   60 Days         0.000000%            0.000000%
90 Days             0.274725%               0.038041%   90 Days         0.000000%            0.000000%
120 Days            0.274725%               0.011526%   120 Days        0.000000%            0.000000%
150 Days            0.000000%               0.000000%   150 Days        0.000000%            0.000000%
180+ Days           4.120879%               0.906696%   180+ Days       0.000000%            0.000000%
                --------------------------------------               ----------------------------------
                --------------------------------------               ----------------------------------
                    4.945055%               1.043729%                   0.000000%            0.000000%

                                                                                   TOTAL
                                                        -----------------------------------------------
                                                        -----------------------------------------------
                                                                       No of Loans        Prin Balance
                                                        0-29 Days           4               157,737.80
                                                        30 Days            39             1,535,293.23
                                                        60 Days            11               413,180.21
                                                        90 Days             5               121,892.28
                                                        120 Days            1                 6,357.47
                                                        150 Days            1                18,028.53
                                                        180+ Days          27             1,453,380.11
                                                                     ----------------------------------
                                                                     ----------------------------------
                                                                           88             3,705,869.63

                                                        0-29 Days       1.098901%            0.285968%
                                                        30 Days        10.714286%            2.783385%
                                                        60 Days         3.021978%            0.749068%
                                                        90 Days         1.373626%            0.220983%
                                                        120 Days        0.274725%            0.011526%
                                                        150 Days        0.274725%            0.032685%
                                                        180+ Days       7.417582%            2.634882%
                                                                     ----------------------------------
                                                                     ----------------------------------
                                                                       24.175824%            6.718497%




Current Period Class A Insufficient Funds                          0

Principal Balance of Contaminated Properties                       0

Periodic Advance                                           43,275.26


                    COLLATERAL STATEMENT

Collateral Description                                                 Mixed Fixed
Weighted Average Gross Coupon                                            7.562987%
Weighted Average Net Coupon                                              7.297170%
Weighted Average Pass-Through Rate                                       7.269636%
Weighted Average Maturity (Stepdown Calculation)                               266

Beginning Scheduled Collateral Loan Count                                      386
Number of Loans Paid in Full                                                    22
Ending Scheduled Collateral Loan Count                                         364

Beginning Scheduled Collateral Balance                               65,961,102.25
Ending Scheduled Collateral Balance                                  55,016,221.87
Ending Actual Collateral Balance at 31-Jul-2003                      55,159,207.67

Monthly P&I Constant                                                    506,032.96
Special Servicing Fee                                                         0.00
Prepayment Penalties                                                          0.00
Realized Loss Amount                                                        199.32
Cumulative Realized Loss                                                160,704.59

Ending Schedule Balance for Premium Loans                            55,016,221.87
Scheduled Principal                                                      90,313.84
Unscheduled Principal                                                10,854,566.54



                  Miscellaneous Reporting

Group 1 Senior Percentage                                               88.186968%
Group 1 Subordinate Percentage                                          11.813032%
Group 1 Senior Prepay Percentage                                       100.000000%
Group 1 Subordinate Prepay Percentage                                    0.000000%
Group 2 Senior Percentage                                               80.326129%
Group 2 Subordinate Percentage                                          19.673871%
Group 2 Senior Prepay Percentage                                        88.195677%
Group 2 Subordinate Prepay Percentage                                   11.804300%



Group                                                      3                   4                    5               Total
--------------------------------------------------------------------------------------------------------------------------

Collateral Description                                            Mixed Fixed Ratio Strip

Weighted Average Coupon Rate                       6.787967%           9.934146%            9.434762%           7.562987%
Weighted Average Net Rate                          6.534044%           9.615422%            9.117959%           7.297170%
Pass-Through Rate                                  6.519044%           9.615522%            9.022958%           7.269636%
Weighted Average Maturity                                308                 164                  209                 266
Record Date                                        7/31/2003           7/31/2003            7/31/2003           7/31/2003
Principal and Interest Constant                   274,819.10          143,671.01            87,542.85          506,032.96
Beginning Loan Count                                      91                 248                   47              386.00
Loans Paid in Full                                        15                   5                    2               22.00
Ending Loan Count                                         76                 243                   45              364.00
Beginning Scheduled Balance                    48,451,739.81        9,566,762.21         7,942,600.23       65,961,102.25
Ending Scheduled Balance                       38,266,340.53        9,266,999.48         7,482,881.86       55,016,221.87
Scheduled Principal                                   745.11           64,473.00            25,095.73           90,313.84
Unscheduled Principal                          10,184,654.17          235,289.73           434,622.64       10,854,566.54
Scheduled Interest                                274,073.99           79,198.01            62,447.12          415,719.12
Servicing Fee                                      10,252.48            2,261.93             2,096.87           14,611.28
Master Servicing Fee                                  605.63              279.03               231.66            1,116.32
Trustee Fee                                             0.00                0.00                 0.00                0.00
FRY Amount                                              0.00                0.00                 0.00                0.00
Special Hazard Fee                                      0.00                0.00                 0.00                0.00
Other Fee                                               0.00                0.00               397.12              397.12
Pool Insurance Fee                                      0.00                0.00                 0.00                0.00
Spread 1                                                0.00                0.00                 0.00                0.00
Spread 2                                                0.00                0.00                 0.00                0.00
Spread 3                                                0.00                0.00                 0.00                0.00
Net Interest                                      263,215.88           76,657.05            59,721.47          399,594.40
Realized Loss Amount                                    0.00              199.32                 0.00              199.32
Cumulative Realized Loss                                0.00          160,704.59                 0.00          160,704.59
Percentage of Cumulative Losses                         0.00                0.00                 0.00                0.00
Prepayment Penalties                                    0.00                0.00                 0.00                0.00
Special Servicing Fee                                   0.00                0.00                 0.00                0.00


